AMERICAN FINANCIAL GROUP, INC. 10-Q/A


                                   EXHIBIT 99

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
          A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT WILL BE RETAINED
    BY THE REGISTRANT AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION
                           OR ITS STAFF UPON REQUEST.

In connection with the filing with the Securities and Exchange Commission of the amendment to the Quarterly Report of American Financial Group, Inc.
(the "Company") on Form 10-Q for the period ended March 31, 2003 (the "Report"), the undersigned officers of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

       (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934; and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




May 22, 2003                             BY: s/Carl H. Lindner
---------------------------                  -----------------------------------
Date                                         Carl H. Lindner
                                             Chairman of the Board and
                                               Chief Executive Officer




May 22, 2003                             BY: s/Fred J. Runk
---------------------------                  -----------------------------------
Date                                         Fred J. Runk
                                             Senior Vice President and Treasurer